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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 15, 2005

                                  METLIFE, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                         1-15787              13-4075851
(State or other jurisdiction     (Commission file number)       (IRS Employer
      of incorporation)                                      Identification No.)

                              ---------------------

     200 PARK AVENUE, NEW YORK, NEW YORK                         10166-0188
   (Address of principal executive offices)                      (Zip Code)

                                 (212) 578-2211
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01.  OTHER EVENTS

     On June 15, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference), and (ii) a pricing agreement (attached hereto as Exhibit 1.2 and incorporated herein by reference) (the "Pricing Agreement") relating to 72,000,000 Units of its 6.375% Common Equity Units (the "Common Equity Units"), each among MetLife, Banc of America Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters (the "Underwriters"), pursuant to which the Underwriters agreed to purchase the Common Equity Units from MetLife. On June 17, 2005, the Underwriters exercised their option under the Pricing Agreement to purchase an additional 10,800,000 Common Equity Units.

     The Common Equity Units are being offered and sold pursuant to the shelf registration statement on Form S-3 (File Nos. 333-124358, 333-124358-01 and 333-124358-02 under the Securities Act) filed with the U.S. Securities and Exchange Commission (the "Commission") on April 27, 2005, and a prospectus supplement dated June 15, 2005 (the "Prospectus Supplement"). The terms of the Common Equity Units are set forth in the Prospectus Supplement (previously filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act).


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     1.1 Underwriting Agreement dated June 15, 2005 among MetLife, Inc. and the Underwriters.

     1.2 Pricing Agreement dated June 15, 2005 among MetLife, Inc. and the Underwriters, relating to the 6.375% Common Equity Units.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MetLife, Inc.

                                          By: /s/ Gwenn L. Carr
                                            ------------------------------------
                                            Name: Gwenn L. Carr
                                            Title: Senior Vice-President and
                                                   Secretary

Date: June 21, 2005

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                                EXHIBIT INDEX



     1.1 Underwriting Agreement dated June 15, 2005 among MetLife, Inc. and the Underwriters.

     1.2 Pricing Agreement dated June 15, 2005 among MetLife, Inc. and the Underwriters, relating to the 6.375% Common Equity Units.